UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

(Date of Report)	September 28, 2007
(Date of earliest event reported)	September 25, 2007

ONEOK PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-12202	93-1120873
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 West Fifth Street

Tulsa, Oklahoma

(Address of principal executive offices)

74103-4298

(Zip Code)

(918) 588-7000

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Underwriting Agreement

On September 25, 2007, ONEOK Partners, L.P. (the “Partnership”) and ONEOK Partners Intermediate Limited Partnership, a wholly owned subsidiary of the Partnership (the “Guarantor), entered into an underwriting agreement (the “Underwriting Agreement”) with Wachovia Capital Markets, LLC, Greenwich Capital Markets, Inc., and UBS Securities LLC, as representatives of the several underwriters named therein (the “Underwriters”), for the purchase and sale of $600 million aggregate principal amount of the Partnership’s 6.85% Senior Notes due 2037 (the “Notes”).

The Underwriting Agreement contains customary representations, warranties and agreements by the Partnership and the Guarantor, and customary conditions to closing, indemnification obligations of both the Partnership and the Guarantor, on the one hand, and the Underwriters, on the other hand, including for liabilities under the Securities Act of 1933, obligations of the parties and termination provisions. The Partnership also agreed not to offer or sell certain debt securities until October 25, 2007 without the prior consent of Wachovia Capital Markets, LLC. The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to such Underwriting Agreement, a copy of which is filed herewith as Exhibit 1.1 and is incorporated herein by reference.

Indenture, Supplemental Indenture and Notes

On September 28, 2007, the Partnership completed the underwritten public offering (the “Offering”) of the Notes. The Partnership registered the sale of the Notes with the Securities and Exchange Commission (the “Commission”) pursuant to a Registration Statement on Form S-3 (Registration No. 333-137419) filed on September 19, 2006 (the “Registration Statement”). The Partnership intends to use the net proceeds from the Offering of approximately $592.9 million, after deducting underwriting discounts and commissions and expenses but before offering expenses, to finance the acquisition of a $300 million interstate pipeline system and related assets from a subsidiary of Kinder Morgan Energy Partners, L.P., and to repay indebtedness outstanding under the Partnership’s $1 billion revolving credit agreement.

The terms of the Notes are governed by the Indenture, dated as of September 25, 2006 (the “Indenture”), between the Partnership and Wells Fargo Bank, N.A., as trustee (the “Trustee”), as supplemented by the Fourth Supplemental Indenture, dated September 28, 2007 (the “Supplemental Indenture”).

The Indenture is filed herewith as Exhibit 4.1 and is incorporated herein by reference. The Supplemental Indenture with respect to the Notes is filed herewith as Exhibit 4.2 and is incorporated herein by reference. The form of the Notes is filed herewith as Exhibit 4.3 and is incorporated herein by reference.

A summary of certain terms of the Notes, the Indenture and the Supplemental Indenture is included under the headings “Description of the Notes” (pages S-15 through S-18) and “Description of the Debt Securities” (pages 4 through 20) in the prospectus supplement, dated September 25, 2007 (the “Prospectus Supplement”), filed by the Partnership with the Commission on September 26, 2007. The aforementioned sections of the Prospectus Supplement are filed herewith as Exhibit 99.1 and are incorporated herein by reference. The description of the Notes is qualified in its entirety by the provisions of the Indenture and the Supplemental Indenture.

Relationships

Affiliates of each of the Underwriters are lenders under the Partnership’s $1 billion revolving credit agreement. A portion of the net proceeds of the Offering will be used to repay indebtedness outstanding under this credit agreement. In addition, in the ordinary course of their business, certain of the Underwriters and their affiliates have engaged and may in the future engage in investment and commercial banking transactions with us and certain of our affiliates, including ONEOK, Inc. The Underwriters and their affiliates may provide similar services in the future.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included under “Indenture, Supplemental Indenture and Notes” in Item 1.01 above is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
Exhibit 1.1	Underwriting Agreement, dated September 25, 2007, among ONEOK Partners, L.P. and ONEOK Partners Intermediate Limited Partnership and Wachovia Capital Markets LLC, Greenwich Capital Markets, Inc., and UBS Securities LLC, as representatives of the several underwriters named therein.

Exhibit 4.1	Indenture, dated as of September 25, 2006, among ONEOK Partners, L.P. and Wells Fargo Bank, N.A., as trustee (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K, filed by ONEOK Partners, L.P. on September 26, 2006).

Exhibit 4.2	Fourth Supplemental Indenture, dated as of September 28, 2007, among ONEOK Partners, L.P., ONEOK Partners Intermediate Limited Partnership and Wells Fargo Bank, N.A. , as trustee, with respect to the 6.85% Senior Notes due 2037.

Exhibit 4.3	Form of Senior Note due 2037 (included in Exhibit 4.2 above).

Exhibit 99.1	Sections of Prospectus Supplement dated September 25, 2007 filed with the Securities and Exchange Commission by ONEOK Partners, L.P. on September 26, 2007 entitled “Description of the Notes” and “Description of the Debt Securities.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONEOK Partners, L.P.

	By:	ONEOK Partners GP, L.L.C., its general partner

Date: September 28, 2007	/s/ John R. Barker
John R. Barker
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 1.1	Underwriting Agreement, dated September 25, 2007, among ONEOK Partners, L.P. and ONEOK Partners Intermediate Limited Partnership and Wachovia Capital Markets, LLC, Greenwich Capital Markets, Inc., and UBS Securities LLC, as representatives of the several underwriters named therein.

Exhibit 4.1	Indenture, dated as of September 25, 2006, among ONEOK Partners, L.P. and Wells Fargo Bank, N.A., as trustee (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K, filed by ONEOK Partners, L.P. on September 26, 2006).

Exhibit 4.2	Fourth Supplemental Indenture, dated as of September 28, 2007, among ONEOK Partners, L.P., ONEOK Partners Intermediate Limited Partnership and Wells Fargo Bank, N.A. , as trustee, with respect to the 6.85% Senior Notes due 2037.

Exhibit 4.3	Form of Senior Note due 2037 (included in Exhibit 4.2 above).

Exhibit 99.1	Sections of Prospectus Supplement dated September 25, 2007 filed with the Securities and Exchange Commission by ONEOK Partners, L.P. on September 26, 2007 entitled “Description of the Notes” and “Description of the Debt Securities.”